Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 25, 2004

                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-18754                11-2904094
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)

                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (662) 329-1047
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Pursuant to a Consent Solicitation Statement dated June 25, 2004, the Registant is soliciting the consents from the holders of its outstanding Convertible Secured Notes in the principal amount of approximately $6,916,882. The consents are solicited in connection with the Registrant's previously announced agreement of June 3, 2004 to sell its assets related to directional drilling division. Unless extended, the consent solicitation period will expire at 5:00 P.M. Central Time on Monday, July 19, 2004.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired.
                 Not applicable

         (b)     Pro forma financial information
                 Not applicable

         (c)     Exhibits:

                 99.1 Consent Solicitation Statement of the Registrant dated June 25, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BLACK WARRIOR WIRELINE CORP.


Dated: June 25, 2004                     By: /s/ William L. Jenkins
                                             -----------------------------
                                             William L. Jenkins, President


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